UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2015

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive
Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 6, 2015, Lockheed Martin Corporation filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of its previously announced acquisition of all of the issued and outstanding equity of Sikorsky Aircraft Corporation and certain affiliated entities (collectively, “Sikorsky”) from United Technologies Corporation (“UTC”) and certain wholly-owned subsidiaries of UTC. This Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to include the financial information described in Item 9.01 below which was not previously filed with the Original Form 8-K and which is permitted to be filed by amendment no later than 71 calendar days after the date on which the Original Form 8-K was required to be filed. Except as stated in the Explanatory Note, no other information contained in the Original Form 8-K is changed.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The financial statements for Sikorsky required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information

The pro forma financial information for Sikorsky required by Item 9.01(b) of Form 8-K is included as Exhibit 99.3 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description

15.1	Letter Regarding Unaudited Interim Financial Information

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited financial Statements of Sikorsky Aircraft Corporation and subsidiaries as of and for the year ended December 31, 2014

99.2	Unaudited Interim Condensed Combined Financial Statements of Sikorsky Aircraft Corporation for the nine months ended September 30, 2015 and 2014

99.3	Unaudited Pro Forma Condensed Combined Financial Information

Forward Looking Statements

This current report on Form 8-K contains statements which, to the extent they are not recitations of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, and are based on Lockheed Martin’s current expectations and assumptions, including, among other things, statements regarding the acquisition of Sikorsky and the expected benefits of the acquisition, including expected synergies and costs savings, and future and estimated sales, earnings, cash flows, charges, expenditures, dividends and share repurchases of the Corporation. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. There can be no assurance that future events will occur as anticipated, if at all, or that actual results will be as expected. These statements are not guarantees of future performance and are subject to risks and uncertainties. Actual results may differ materially due to factors such as: the Corporation being unable to successfully integrate Sikorsky and generate synergies and other cost savings; the failure of the Corporation to realize the intended tax benefits from the Sikorsky acquisition; unexpected costs, charges or expenses resulting from the Sikorsky acquisition; adjustments required as a result of the ongoing purchase accounting analysis related to the Sikorsky acquisition; potential adverse reactions or changes to business relationships from the completion of the Sikorsky acquisition; the availability of funding for the Corporation’s products and services both domestically and internationally due to general economic conditions, performance, cost and other factors; and the competitive environment for the Corporation’s products and services. These are only some of the factors that may affect the forward-looking statements contained in this current report on Form 8-K. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see the Corporation’s filings with the SEC including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended Dec. 31, 2014 and quarterly reports on Form 10-Q. The Corporation’s filings may be accessed through the Investor Relations page of its website, www.lockheedmartin.com/investor, or through the website maintained by the SEC at www.sec.gov. Except where required by applicable law, the Corporation expressly disclaims a duty to provide updates to forward-looking statements after the date of this Form 8-K to reflect subsequent events, changed circumstances, changes in expectations, or the estimates and assumptions associated with them. The forward-looking statements in this Form 8-K are intended to be subject to the safe harbor protection provided by the federal securities laws.

EXHIBIT INDEX

Exhibit No.	Description

15.1	Letter Regarding Unaudited Interim Financial Information

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited financial Statements of Sikorsky Aircraft Corporation and subsidiaries as of and for the year ended December 31, 2014

99.2	Unaudited Interim Condensed Combined Financial Statements of Sikorsky Aircraft Corporation for the nine months ended September 30, 2015 and 2014

99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: January 20, 2016	By:	/s/ Brian P. Colan
Brian P. Colan
Vice President and Controller

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